UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 22, 2025

Baxter International Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway,	Deerfield,	Illinois	60015
(Address of principal executive offices)			(Zip Code)
(224) 948-2000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ☐

Item 8.01 Other Events.
Final Results of Tender Offers
On December 22, 2025 (the “Final Settlement Date”), Baxter International Inc. (the “Company”) effected the final settlement of the Company’s previously announced cash tender offers (each, a “Tender Offer” and together, the “Tender Offers”) to purchase (i) any and all of its 2.600% senior unsecured notes due 2026 (the “2026 Notes”) and (ii) a portion of its 1.915% senior unsecured notes due 2027 in an aggregate purchase price up to $600 million (the “2027 Notes”, and together with the 2026 Notes, the “Notes”). The Tender Offers expired at 5:00 p.m., New York City time, on December 18, 2025 (the “Expiration Time”).
As previously reported, on December 8, 2025 (the “Early Settlement Date”), the Company purchased $420,589,000 aggregate principal amount of 2026 Notes and $614,370,000 aggregate principal amount of 2027 Notes that were tendered at or prior to 5:00 p.m., New York City time, on December 3, 2025 (the “Early Tender Date”) and satisfied and discharged all outstanding 2026 Notes after giving effect to the repurchase of any 2026 Notes validly tendered in the Tender Offer and not validly withdrawn at or prior to the Early Tender Date. The Tender Offer for the 2027 Notes was fully subscribed as of the Early Tender Date and no additional 2027 Notes were accepted after that date.
An additional $2,610,000 in aggregate principal amount of the 2026 Notes were validly tendered and not validly withdrawn after the Early Tender Date and at or prior to the Expiration Time (the “Late Tender Notes”). The Late Tender Notes were accepted for purchase at a price of $960.50 per $1,000 of principal amount of such Notes (which did not include the “early tender payment” of $30), plus accrued and unpaid interest on such Notes from the last date on which an interest payment has been paid to, but excluding, the Final Settlement Date.
This Current Report on Form 8-K is neither an offer to sell nor a solicitation of offers to buy any 2026 Notes or 2027 Notes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baxter International Inc.

	By:	/s/ Joel T. Grade
	Name:	Joel T. Grade
Date: December 22, 2025	Title:	Executive Vice President and Chief Financial Officer